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Exhibit 10.40

AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN
DTS, INC. AND DANIEL E. SLUSSER

        This Amendment (the "Amendment") effective as of February 9, 2010, is made and entered into by and between DTS, Inc. (the "Company") and Daniel E. Slusser (the "Executive").

        Whereas, DTS and Executive have previously entered into an Employment Agreement effective January 1, 2009 (the "Agreement"); and

        Whereas, the parties to the Agreement wish to amend the Agreement;

        NOW THEREFORE, in consideration of the respective covenants contained herein, the parties agree as follows:

          Section 1, "Term" shall be amended by adding the following:

        "Notwithstanding the foregoing, the term shall be extended to expire on December 31, 2010."

        This Amendment does not delete, terminate or replace any provision of the Agreement except as specifically provided herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and date first written above.

DANIEL E. SLUSSER		DTS, INC.
By:	/s/ DANIEL E. SLUSSER Daniel E. Slusser	By:	/s/ JON KIRCHNER Jon Kirchner President & Chief Executive Officer
Date: February 9, 2010		Date: February 9, 2010

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  Exhibit 10.40
AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN DTS, INC. AND DANIEL E. SLUSSER